FOR IMMEDIATE RELEASE

Company Contact:                               Contact:
Gary J. Dailey                                 Gene Marbach
Chief Financial Officer                        Investor Relations
Everlast Worldwide Inc.                        MAKOVSKY & COMPANY INC.
212-239-0990                                   212-508-9600

       EVERLAST WORLDWIDE INC. REPORTS RESULTS FOR SECOND QUARTER AND SIX
                           MONTHS ENDED JUNE 30, 2004

               YEAR TO DATE NET REVENUES GROW 8% TO $30.7 MILLION

          YEAR TO DATE OPERATING INCOME INCREASES 72% TO $1.7 MILLION;
                        EBITDA RISES 38% TO $2.4 MILLION

            NEW YORK,  New York,  August 06, 2004 - Everlast(R)  Worldwide  Inc.
(Nasdaq:  EVST),  manufacturer,  marketer  and  licensor of  sporting  goods and apparel under the Everlast brand name, today reported its financial  results for the second quarter and six-months ended June 30, 2004.

            For the  six-months  ended June 2004,  net revenues  increased 8% to
$30.7  million,  over the 2003  corresponding  period,  led by a 38% increase in licensing  revenues.  Net revenues in the period would have been 11% higher than reported  2003 net  revenues,  after  reflecting a change in revenue  sources in
2003, as certain  customers  became  licensees  during the second half of fiscal
2003. For the period, the Company achieved a 72% increase in operating income to
$1.7  million,   while  earnings  before  interest,   taxes,   depreciation  and
amortization  ("EBITDA")  increased 38% to $2.4 million over the 2003 comparable period.  Net income  available to common  stockholders  was $267,000,  $0.09 per basic share,  an increase of 113% over the reported 2003 net income of $127,000, or $0.04 per basic share.

            For the second quarter and corresponding  2003 period,  net revenues were both $14.5  million.  Net revenues in the second quarter of 2004 would have been 4% higher than  reported  2003 net  revenues  after  reflecting a change in revenue sources as more fully explained above. Net licensing  revenues  advanced
51% to $2.4 million vs. $1.6 million in the 2003  period.  For the quarter,  the
Company achieved a 26% increase in operating income to $712,000, while

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EBITDA increased 11% to $1.0 million over the 2003 comparable period. Net income available to common stockholders was $79,318, or $0.03 per basic share, compared with $111,159, or $0.04 per basic share, in the year earlier period.

             "Our  second  quarter  historically  has been our most  challenging quarter,  yet we achieved tremendous growth in our licensing revenues with a 51%
increase  over last year and double  digit  increases  in  operating  income and
EBITDA  over  the 2003  period.  I am very  pleased  with  our  results  so far, especially  the  significant  increases in operating  income and EBITDA over the year to date 2003  periods.  Our results of operations  and financial  condition continue to benefit from our strategic  initiatives that we have undertaken over the last twelve months," said George Q Horowitz, Chairman and Chief Executive of
Everlast Worldwide Inc.

            Mr.  Horowitz  concluded,   "As  demonstrated  by  our  most  recent
strategic  licensing  and  business  alliance  announcement  with  Mark  Burnett
Productions and DreamWorks LLC, producers of the upcoming NBC reality television show,  `The  Contender',  we continue to execute  our brand  building  strategy.
Through this and other  initiatives  we will increase our company  profitability and brand awareness from these exciting  merchandising  opportunities within our apparel and sporting  goods  divisions and enter into new  licensing  deals that will  continue  to expand  our brand  globally.  Finally,  we will  continue  to evaluate and examine further cost containment  initiatives that help us grow our bottom line and EBITDA."

ABOUT EVERLAST WORLDWIDE INC.
Everlast  Worldwide Inc.  manufactures  markets and licenses  sporting goods and apparel  products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of boxing  and is among  the most  dominant brands in the overall  sporting goods and apparel  industries.  Over the past 90 years, Everlast products have become the "Choice of Champions(TM)",  having been used for training and  professional  fights by many of the biggest  names in the sport.  Everlast is the market  leader in nearly all of its product  categories, responsible for leading eight of the top ten boxing equipment products in sales.
Through its apparel  division,  Everlast  men's and women's active wear products are sold to over  20,000  retail  locations  throughout  the  United  States and
Canada, including a variety of department

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stores,  specialty stores, catalog operations and better mass merchandisers.  In addition to producing and marketing  the  equipment  and  accessories,  Everlast
Worldwide Inc.  licenses its brand to providers of men's and women's  sportswear and active wear,  children's wear, footwear,  watches,  cardiovascular  exercise equipment and gym/duffel bags. At the retail level, Everlast's licensed products generate  over $600 million in revenues.  The company's Web site can be found at
http://www.everlast.com.

STATEMENTS  MADE IN THIS  PRESS  RELEASE  THAT ARE  ESTIMATES  OF PAST OR FUTURE
PERFORMANCE  ARE BASED ON A NUMBER OF FACTORS,  SOME OF WHICH ARE OUTSIDE OF THE
COMPANY'S  CONTROL.  STATEMENTS  MADE IN  THIS  PRESS  RELEASE  THAT  STATE  THE
INTENTIONS, BELIEFS, EXPECTATIONS OR PREDICTIONS OF EVERLAST WORLDWIDE, INC. AND
ITS MANAGEMENT FOR THE FUTURE ARE FORWARD-LOOKING STATEMENTS. IT IS IMPORTANT TO
NOTE THAT ACTUAL RESULTS COULD DIFFER  MATERIALLY  FROM THOSE  PROJECTED IN SUCH
FORWARD-LOOKING  STATEMENTS.  INFORMATION  CONCERNING  FACTORS  THAT COULD CAUSE
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING  STATEMENTS IS
CONTAINED  FROM TIME TO TIME IN  FILINGS  OF  EVERLAST  WORLDWIDE  WITH THE U.S.
SECURITIES AND EXCHANGE  COMMISSION.  COPIES OF THESE FILINGS MAY BE OBTAINED BY
CONTACTING EVERLAST WORLDWIDE OR THE SEC

                                      # # #

                                 (Tables Follow)

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                                      Three Months Ended                  Six Months Ended
                                                           June 30,                          June 30,

                                                 2004               2003             2004               2003
                                                 ----               ----             ----               ----
                                              (Unaudited)        (Unaudited)     (Unaudited)          (Unaudited)

Net sales                                    $ 12,094,379      $ 12,939,061      $ 26,189,472      $ 25,294,344
Net license revenues                            2,401,244         1,586,415         4,477,461         3,235,251
                                             ------------      ------------      ------------      ------------
Net revenues                                   14,495,623        14,525,476        30,666,933        28,529,595
                                             ------------      ------------      ------------      ------------

Cost of goods sold                              8,594,631         9,386,797        19,292,994        18,306,839
                                             ------------      ------------      ------------      ------------
Gross profit                                    5,900,992         5,138,679        11,373,939        10,222,756

Operating expenses:
    Selling and shipping                        3,245,661         2,795,667         5,752,209         5,832,111
    General and administrative                  1,715,610         1,550,477         3,453,251         2,937,341
    Amortization                                  228,168           228,168           456,336           456,336
                                             ------------      ------------      ------------      ------------
                                                5,189,439         4,574,312         9,661,796         9,225,788
                                             ------------      ------------      ------------      ------------

Income from operations                            711,553           564,367         1,712,143           996,968

Other income (expense):
  Interest expense and financing costs           (381,548)         (238,297)         (775,280)         (475,209)
  Interest expense on redeemable
    participating preferred stock                 (63,547)             --            (213,659)             --
  Investment income                                 4,146            15,259             8,430            27,906
                                             ------------      ------------      ------------      ------------
                                                 (440,949)         (223,038)         (980,509)         (447,303)
                                             ------------      ------------      ------------      ------------

Income before provision for income taxes          270,604           341,329           731,634           549,665

Provision  for income taxes                       191,286           110,465           464,620           285,825
                                             ------------      ------------      ------------      ------------
Net income                                   $     79,318      $    230,864      $    267,014      $    263,840
                                             ============      ============      ============      ============

Redeemable preferred stock dividend                  --             119,705              --             136,805
                                             ------------      ------------      ------------      ------------

Net income available to common
 stockholders                                $     79,318      $    111,159      $    267,014      $    127,035
                                             ============      ============      ============      ============

Basic earnings per share                     $       0.03      $       0.04      $       0.09      $       0.04
                                             ============      ============      ============      ============

Supplementary Information:
EBITDA (Earnings before interest, taxes,
   depreciation and amortization)            $  1,022,000      $    922,000      $  2,437,000      $  1,761,000
                                             ============      ============      ============      ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                         June 30,     December 31,
                                                                                           2004          2003
                                                                                         --------     ------------

ASSETS

Current assets:
  Cash and cash equivalents                                                        $    787,153      $  1,937,334
  Accounts receivable - net                                                           5,618,979         8,405,404
  Inventories                                                                        12,359,836        11,012,010
  Prepaid expense and other current assets                                            1,399,481         1,107,043
                                                                                   ------------      ------------
       Total current assets                                                          20,165,449        22,461,791

 Property and equipment, net                                                          6,280,028         6,188,388
 Goodwill                                                                             6,718,492         6,718,492
 Trademarks, net                                                                     24,032,685        24,489,021
 Restricted cash                                                                      1,020,153         1,015,097
 Other assets                                                                         3,136,964         3,383,924
                                                                                   ------------      ------------
Total assets                                                                       $ 61,353,771      $ 64,256,713
                                                                                   ============      ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                                        $  3,000,000      $  3,000,000
  participating preferred stock
  Due to factor                                                                       4,423,275         6,898,081
  Accounts payable                                                                    4,701,230         5,175,558
  Current maturities of long term debt                                                  289,832           335,475
  Accrued expenses and other liabilities                                              1,371,466         1,018,944
  Preferred dividend payable                                                            213,659              --
                                                                                   ------------      ------------
       Total current liabilities                                                     13,999,462        16,428,058

  License deposits payable                                                              532,565           568,833
  Series A redeemable participating preferred stock                                  27,000,000        27,000,000
  Note payable                                                                        2,000,000         2,000,000
  Other liabilities                                                                     570,000         1,165,738
  Long term debt, net of current maturities                                           2,754,445         2,866,111
                                                                                   ------------      ------------
Total liabilities                                                                    46,856,472        50,028,740
                                                                                   ------------      ------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,029,904 and  3,028,904 outstanding                                       6,408             6,406
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                                      1,000             1,000
Paid-in capital                                                                      11,699,406        11,697,178
Retained earnings                                                                     3,517,354         3,250,340
Accumulated other comprehensive income                                                      350               268
                                                                                   ------------      ------------
                                                                                     15,224,518        14,955,192
  Less treasury stock                                                                  (727,219)         (727,219)
                                                                                   ------------      ------------
       Total stockholders' equity                                                    14,497,299        14,227,973
                                                                                   ------------      ------------
                                                                                   $ 61,353,771      $ 64,256,713
                                                                                   ============      ============